Town Hall Meeting July 22, 2026

2 o Who, what and why? o Potential benefits to stakeholders o What we know and don’t know o Next Steps o Q&A Agenda

What, who and why?

- BioLife ("BLFS") has entered into a definitive agreement to be acquired by Repligen ("RGEN")
  - $31 per share, 36% cash ($11.25/BLFS share) and 64% stock ($19.75/BLFS share)
    - Fixed Share Exchange Rate = .1442 shares of RGEN per BLFS share
  - $1.5 billion enterprise value or ~13x FY26 high end of revenue guidance

- Who is RGEN?
  - Premier bioprocessing company with >$800mm in FY26 expected revenue, profitable and ~7.9B market cap
    - Highly differentiated portfolio with little to no competition for 80% of their revenue base
  - Approximately 15% "new modality" cell therapy related revenue
    - Acquiring BLFS doubles the size of this segment which is their fastest growing business segment
  - High degree of focus on technology innovation and NPI
    - Have launched an average of 10 products per year over the last 5 years

- Why sell the Company?
  - Divestitures, performance and scale of core product line have made BLFS strategically attractive to larger companies
  - The Board weighed the benefits and risks of our standalone 5-year plan against the RGEN proposal
  - With Advisors, the Board concluded a sale to RGEN was in the best interest of our shareholders
    - This is a key aspect of the Board's fiduciary duty

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4 o Team Members o Become a key part of a larger (2,200 FTE’s), more diversified, fast-growing company o Opportunities for professional growth in a larger company that can’t be matched as BLFS sits today o Seasoned management team focused on innovation and customers, with a culture of transparency o Customers and Suppliers o Working with a larger company that is still small enough to focus attention on customer care o Provides our customer access to a much broader line of products o RGEN will continue to develop BLFS existing products and invest in NPI o Shareholders o Achieve a premium to historical share price trading levels a portion of which is locked in with cash o Trade BLFS shares for RGEN shares which are more liquid and diversified o Maintain the opportunity to realize upside potential of a combined RGEN/BLFS Potential Benefits to Stakeholders

5 o Things we know o RGEN intends to operate BLFS as an independent ”Business Unit” o No organizational changes between now and close, estimated in 3 to 4 months o No changes in base salary compensation or benefits for the first year of RGEN ownership o All unvested RSU’s will be vested at the time of transaction close o Initial OPEX cuts will be G&A related (CEO, legal fees, outside accounting fees, insurance and consulting) o Things we don’t know o Whether, when or where any reductions in force may take place o Whether there will be any facilities consolidation What we know and don’t know

6 o 3-4 months to close (anticipated before Thanksgiving at latest) o Leadership will work through HSR, SEC, and shareholder vote gating items o Business as usual in terms of operating the company; nothing changes The key is to continue to push forward on all fronts of the business as we have been. If you have questions that are not answered in the monthly Town Hall calls we have, see your manager or ask Erica to book a call with me. I will be in Bothell and Indy next week and am happy to meet personally and address any other questions or concerns; please work through Erica to get on my calendar Next Steps

7 | Industry-Leading Solutions for Cell-Based Therapies © Copyright 2026 BioLife Solutions® Cautionary Statement Regarding Forward-Looking Statements Statements included in this communication, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include statements regarding, among other things, the expected benefits of the Mergers and Repligen’s ability to recognize the benefits of the Mergers; the anticipated timing of the closing of the Mergers; the anticipated financial impact of the Mergers on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the Mergers, including future financial and operating results; beliefs that the Mergers will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the Mergers, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the Mergers, or the expected benefits of the Mergers); the failure to obtain BioLife stockholder approval or to satisfy any of the other conditions to the Mergers on a timely basis or at all; the possibility that the anticipated benefits of the Mergers, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the Mergers may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Mergers; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the Mergers and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025, BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

8 | Industry-Leading Solutions for Cell-Based Therapies © Copyright 2026 BioLife Solutions® Additional Information and Where to Find It; Participants in the Solicitation; No Offer or Solicitation In connection with the Mergers, Repligen will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BioLife and a prospectus of Repligen (the “proxy statement/prospectus”), and each of Repligen and BioLife may file with the SEC other relevant documents regarding the Mergers. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY REPLIGEN AND BIOLIFE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REPLIGEN, BIOLIFE AND THE MERGERS. When final, a definitive copy of the proxy statement/prospectus will be mailed to BioLife stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Repligen and BioLife, free of charge from Repligen or BioLife or from the SEC’s website when they are filed. The documents filed by Repligen with the SEC may be obtained free of charge at Repligen’s website, at www.repligen.com, or by requesting them by mail at Repligen Corporation, 41 Seyon Street Building 1, Suite 100 Waltham, Massachusetts 02453, Attention: Corporate Secretary. The documents filed by BioLife with the SEC may be obtained free of charge at BioLife’s website, at www. biolifesolutions.com, or by requesting them by mail at BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021, Attention: Corporate Secretary. The information included on Repligen’s and BioLife’s websites is not incorporated by reference into this communication. Repligen and BioLife and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioLife in respect of the Mergers. Information about Repligen’s directors and executive officers is available in Repligen’s proxy statement, dated April 2, 2026, for its 2026 Annual Meeting of Stockholders, and other documents filed by Repligen with the SEC. Information about BioLife’s directors and executive officers is available in BioLife’s proxy statement, dated July 8, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by BioLife with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Mergers when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Repligen or BioLife as indicated above. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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